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                                                                    Exhibit 32.2

        CERTIFICATION BY CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of School Specialty, Inc. (the "Company") on Form 10-Q for the period ended July 26, 2003, as filed with the Securities and Exchange Commission (the "SEC") on the date hereof (the "Report"), I, Mary M. Kabacinski, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the knowledge of the undersigned:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 8, 2003


                                        /s/ Mary M. Kabacinski
                                        ----------------------------------------
                                        Mary M. Kabacinski
                                        Executive Vice President and Chief
                                        Financial Officer

This certification accompanies this quarterly report on Form 10-Q pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of the Securities Exchange Act of 1934.